                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMEEN

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant /X/
Filed by a party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-12

                               Able Energy, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                ABLE ENERGY, INC.
                               198 GREEN POND ROAD
                           ROCKAWAY, NEW JERSEY 07866

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 30, 2003

                                                           Rockaway, New Jersey
                                                           May 12, 2003

     The Annual Meeting of Stockholders (the "Annual Meeting") of Able Energy, Inc., a Delaware corporation (the "Company"), will be held at The Sagamore, 110 Sagamore Road, Bolton Landing, New York 12814 on Friday, May 30, 2003 at 1:30 p.m. (local time) for the following purposes:

  1. To elect seven directors to the Corporation's Board of Directors, each to hold office until his successor is elected and qualified or until his earlier resignation or removal (Proposal No. 1);

  2. To consider and act upon a proposal to ratify the Board of Directors' selection of Simontacchi & Company, LLP as the Company's independent auditors for the fiscal year ending June 30, 2003 (Proposal No. 2); and

  3. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     The foregoing items of business, including the nominees for directors, are more fully described in the Proxy Statement, which is attached and made a part of this Notice.

     The Board of Directors has fixed the close of business on April 29, 2003 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

     All stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you expect to attend the Annual Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

                                          By Order of the Board of Directors,

                                          /s/ TIMOTHY G. HARRINGTON

                                          Timothy G. Harrington,
                                          Secretary


--------------------------------------------------------------------------------
                                    IMPORTANT
                                     -------

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                          THANK YOU FOR ACTING PROMPTLY
--------------------------------------------------------------------------------

                                ABLE ENERGY, INC.
                               198 Green Pond Road
                           Rockaway, New Jersey 07866

                                 PROXY STATEMENT

                                     GENERAL

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Able Energy, Inc., a Delaware corporation (the "Company"), of proxies in the enclosed form for use in voting at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at The Sagamore, 110 Sagamore Road, Bolton Landing, New York 12814 at 1:30 p.m. (local time), and any adjournment or postponement thereof. Only holders of record of the Company's common stock, $.001 par value per share (the "Common Stock"), on April 29, 2003 (the "Record Date") will be entitled to vote at the Meeting. At the close of business on the Record Date, the Company had outstanding 2,013,250 shares of Common Stock.

     Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to its exercise. Any proxy given is revocable prior to the Meeting by an instrument revoking it or by a duly executed proxy bearing a later date delivered to the Secretary of the Company. Such proxy is also revoked if the stockholder is present at the Meeting and elects to vote in person.

     The Company will bear the entire cost of preparing, assembling, printing and mailing the proxy materials furnished by the Board of Directors to stockholders. Copies of the proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which the Company will bear.

     This Proxy Statement and the accompanying form of proxy is being sent or given to stockholders on or about May 14, 2003.

     Stockholders of the Company's Common Stock are entitled to one vote for each share held. Such shares may not be voted cumulatively.

     Each validly returned proxy (including proxies for which no specific instruction is given) which is not revoked will be voted "FOR" each of the proposals as described in this Proxy Statement and, at the proxy holders' discretion, on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting).

     Determination of whether a matter specified in the Notice of Annual Meeting of Stockholders has been approved will be determined as follows. Those persons will be elected directors who receive a plurality of the votes cast at the Meeting in person or by proxy and entitled to vote on the election. Accordingly, abstentions or directions to withhold authority will have no effect on the outcome of the vote. For each other matter specified in the Notice of Annual Meeting of Stockholders, the affirmative vote of a majority of the shares of Common Stock present at the Meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions will be considered shares present in person or by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote. Directions to withhold authority to vote for directors, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the Meeting.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

NOMINEES

     At the Annual Meeting, the stockholders will elect seven directors to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified. In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board may be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

     Assuming a quorum is present, the seven nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted "FOR" the election of each of the seven nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.


NAME                                    AGE   POSITION
------------------------------------ -------- ---------------------------------------------------------------
Timothy Harrington                      35    Chief Executive Officer, Chairman of the Board and Secretary
------------------------------------ -------- ---------------------------------------------------------------
Christopher P. Westad                   49    President, Chief Financial Officer and Director
------------------------------------ -------- ---------------------------------------------------------------
James Purcaro                           41    Director
------------------------------------ -------- ---------------------------------------------------------------
Gregory Sichenzia                       41    Director
------------------------------------ -------- ---------------------------------------------------------------
Patrick O'Neill                         43    Director
------------------------------------ -------- ---------------------------------------------------------------
Edward C. Miller, Jr.                   35    Director
------------------------------------ -------- ---------------------------------------------------------------

Dickon Pownall-Gray                     49    Director
------------------------------------ -------- ---------------------------------------------------------------

     The following information with respect to the principal occupation or employment of each nominee for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominee's business experience during the past five years, has been furnished to the Company by the respective director nominees:

     TIMOTHY HARRINGTON, serves as the Company's Chief Executive Officer, Chairman of the Board, and Secretary. In 1989, Mr. Harrington founded Able Oil Company, Inc., and since that time, has served as Able Oil's President, Chief Executive Officer and Chairman of the Board. Mr. Harrington has also served as the Chief Executive Officer and Chairman of the Board of Directors of Able Energy, Able Melbourne and Able Propane since their respective inception.

     CHRISTOPHER P. WESTAD, serves as the President, Chief Financial Officer, and a Director of the Company. Since September 1996, Mr. Westad has served as the President of Able Energy and Able Propane. From 1991 through 1996, Mr. Westad was a Market Manager and Area Manager for Ferrellgas Partners, L.P., a company engaged in the retail distribution of liquefied petroleum gas. From 1977 through 1991, Mr. Westad served in a number of management positions with RJR Nabisco. In 1975, Mr. Westad received a Bachelor of Arts in Business and Public Management from Long Island University--Southampton, New York.

     JAMES PURCARO, has served as a director to the Company since September 1996. Since 1986, Mr. Purcaro has served as the president and chief executive officer of Kingsland Trade Print Group, Inc., a commercial printing company.

     GREGORY SICHENZIA, has served as a director to the Company since August 1999. Mr. Sichenzia is a partner of the law firm of Sichenzia Ross Friedman Ference LLP in New York, New York and has been since May 1998. He had been a partner of Singer Zamansky LLP in New York, New York, since November 1996. Prior thereto and since August 1994, he had been an associate attorney at Schneck Weltman Hashmall & Mischel LLP in New York City.

     PATRICK O'NEILL, has served as a director to the Company since August 1999. Mr. O'Neill has served as the President of Fenix Investment and Development, Inc., a real estate company based in Parsippany, New Jersey for the past five years. Prior to this, Mr. O'Neill served as Vice President of Business Development for AvisAmerica, a Pennsylvania based home manufacturer. Mr. O'Neill holds a B.S. from the United States Military Academy, and has been awarded the Army Achievement Medal for his work with the Army Corps of Engineers.

     EDWARD C. MILLER, JR., has served as a director to the Company since June 2000. He has been the Director of Marketing for the law firm Norris, McLaughlin & Marcus, P.A. in Somerville, New Jersey since July 1999. From May 1991 to July 1999, Mr. Miller served as Practice Development Coordinator for the Morristown, New Jersey law firm Riker, Danzig, Scherer, Hyland & Perretti, LLP. Mr. Miller received his Bachelor of Science in Marketing Management from the Syracuse University School of Management in 1991.

     DICKON POWNALL-GRAY, has been nominated to serve as a director of the Company. He has been the President of Willoughby & Lamont, a publishing and multimedia company since January 2000. From 1995 until 2000, Mr. Pownall-Gray was a director of Infosis Corp., serving as Chairman of the Board from 1995-1998. From 1992 through 1993, he was Senior Vice President, Acquisitions for Preferred Health Care. From 1988 until 1992, he was the founder and Chief Executive Officer of CareSys, which he later sold to Preferred Health Care. From 1985 until 1987, he was the Chief Executive Officer of Health Care Systems. From 1982 until 1984, he was a senior consultant in the London office of Bain+Co. Mr. Pownall-Gray received his Bachelor of Arts in History and Sports Sciences from the University of Birmingham in 1977, his Master of Arts in Sports Science (Exercise Physiology) from the University of California at Berkeley in 1978, and his Masters of Business Administration from the London School of Business in 1982.

     -------------

     Directors serve until the next annual meeting of stockholders or until their successors are elected and qualified. Officers serve at the discretion of the Board of Directors.

COMPENSATION OF DIRECTORS

     The Company has not paid compensation to any director for acting in such capacity. The Company is currently reviewing its policy on compensation of outside directors and may pay outside directors in the future.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the fiscal year ended June 30, 2002, the Board of Directors held four meetings and did not act by unanimous written consent on any occasion. No director attended fewer than 75% of the total number of meetings of the Board of Directors during the last fiscal year.

     The Board of Directors has established a Compensation Committee and an Audit Committee, each consisting of at least two directors who are not salaried officers of the Company.

     The Compensation Committee consists of Timothy Harrington, Patrick O'Neill and James Purcaro. The Committee is responsible for overseeing the compensation of the executive officers and directors, including annual executive salaries, bonuses and cash incentives and long-term equity incentives, to ensure that such officers and directors receive adequate and fair compensation. The Compensation Committee also administers the Company's stock option plans. The Compensation Committee met once during the last fiscal year.

     The Board does not have a nominating committee or a committee performing the functions of a nominating committee. Although there are no formal procedures for stockholders to nominate persons to serve as directors, the Board will consider nominations from stockholders, which should be addressed to the Company's address set forth above.

     The Audit Committee consists of Patrick O'Neill, James Purcaro and Gregory Sichenzia. The Audit Committee is responsible for (a) recommending the engagement and termination of the independent public accountants to audit the financial statements of the Company, (b) overseeing the scope of the external audit services, (c) reviewing adjustments recommended by the independent public accountant and address disagreements between the independent public accountants and management, (d) reviewing the adequacy of internal controls and management's handling of identified material inadequacies and reportable conditions in the internal controls over financial reporting and compliance with laws and regulations, and (e) supervising the internal audit function, which may include approving the selection, compensation and termination of internal auditors. The Audit Committee met once during the last fiscal year.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely upon a review of Forms 3, 4 and 5, and amendments thereto, furnished to the Company during fiscal year 2002, the Company is not aware of any director, officer or beneficial owner of more than ten percent of the Company's Common Stock that failed to file reports required by Section 16(a) of the Securities Exchange Act of 1934 on a timely basis during fiscal year 2002.

     The proxy holders intend to vote the shares represented by proxies for all of the board's nominees, except to the extent authority to vote for the nominees is withheld.

                          RECOMMENDATION OF THE BOARD:
                          ----------------------------

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE.

                                 PROPOSAL NO. 2

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Simontacchi & Company, LLP has served as the Company's independent auditors since 1994 and has been appointed by the Board to continue as the Company's independent auditors for the fiscal year ending June 30, 2002. In the event that ratification of this selection of auditors is not approved by a majority of the shares of Common Stock voting at the Annual Meeting in person or by proxy, the Board will reconsider its selection of auditors. Simontacchi & Company, LLP has no interest, financial or otherwise, in the Company.

     A representative of Simontacchi & Company, LLP is not expected to be present at the Annual Meeting.

     The proxy holders intend to vote the shares represented by proxies to ratify the Board of Directors' selection of Simontacchi & Company, LLP as the Corporation's independent auditors for the fiscal year ending June 30, 2002.

AUDIT FEES

The company paid Simontacchi & Company, LLP aggregate fees of $98,193 for professional services rendered for the audit of the company's annual financial statements for the fiscal year 2002 and the reviews of the financial statements included in the company's forms 10-QSB for the fiscal year 2002.

ALL OTHER FEES

The company paid Simontacchi & Company, LLP aggregate fees of $28,339 for professional services rendered for services other than the services described above in audit fees, including tax work, tax filings, and financial consulting services.

                          RECOMMENDATION OF THE BOARD:
                          ----------------------------

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF SIMONTACCHI & COMPANY, LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2003.

                             PRINCIPAL STOCKHOLDERS

         The following table sets forth certain information regarding ownership of the Company's Common Stock as of April 29, 2003, with respect to (i) each person known to the Company to own 5% or more of the outstanding shares of Common Stock, (ii) each director of the Company, and (iii) all directors and officers of the Company as a group:


                                                     NUMBER OF SHARES             APPROXIMATE
                                                       BENEFICIALLY              PERCENTAGE OF
NAME*                                                     OWNED                  COMMON STOCK**
-----                                                     -----                  --------------
Timothy Harrington                                     1,094,050 (1)                  52.1%

Christopher P. Westad                                     59,000 (2)                   2.9%

James Purcaro                                              2,000                       ***

Gregory Sichenzia                                          2,000                       ***

Patrick O'Neill                                            1,000                       ***

Edward C. Miller, Jr.                                      2,000                       ***

Dickon Pownall-Gray                                           -0-                       -0-

All Officers and Directors
as a Group (7 persons)                                 1,160,050 (3)                  53.8%

* Except as noted above, the address for the above identified officers and directors of the Company is c/o Able Energy, Inc., 198 Green Pond Road, Rockaway, New Jersey 07866.

** Percentages are based upon the assumption that the shareholder has exercised all of the options he or she owns and that no other shareholder has exercised any options he or she owns.

*** Less than 1%

(1) Includes 87,750 unexercised options.

(2) Includes 56,000 unexercised options.

(3) Includes 143,750 unexercised options.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth certain summary information with respect to the compensation paid to the Company's Chief Executive Officer and President for services rendered in all capacities to the Company for the fiscal period ended June 30, 2002. Other than as listed below, the Company had no executive officers whose total annual salary and bonus exceeded $100,000 for that fiscal year:

-------------------------------------------------------------------- -----------------------------------------------
                        Annual Compensation                                      Long-Term Compensation
                        -------------------                                      ----------------------
                                                                     ------------------------- ---------------------
                                                                              Awards                 Payouts
------------------- --------- ------------ ---------- -------------- ------------ ------------ ---------- ----------
     Name and         Year    Salary ($)   Bonus ($)  Other Annual   Restricted   Securities     LTIP        All
Principal Position                                    Compensation   Stock Award  Underlying    Payouts     Other
                                                           ($)                     Options /      ($)       Compen
                                                                                   SARs (#)                -sation $
------------------- --------- ------------ ---------- -------------- ------------ ------------ ---------- ----------
Timothy               2002(1)   112,500                 $6,603(2)         -            -           -          -
Harrington,
Chief
Executive Officer
                    --------- ------------ ---------- -------------- ------------ ------------ ---------- ----------
                      2001      225,000        -        $2,203(2)         -            -           -          -
                    --------- ------------ ---------- -------------- ------------ ------------ ---------- ----------
                      2000      225,000        -       $11,000(2)         -            -           -          -
------------------- --------- ------------ ---------- -------------- ------------ ------------ ---------- ----------
Christopher P.        2002(1)    50,000                 $2,912(3)         -            -           -          -
Westad,
President
                    --------- ------------ ---------- -------------- ------------ ------------ ---------- ----------
                      2001      100,000        -        $1,007(3)         -            -           -          -
                    --------- ------------ ---------- -------------- ------------ ------------ ---------- ----------
                      2000      100,000        -        $5,428(3)         -            -           -          -
------------------- --------- ------------ ---------- -------------- ------------ ------------ ---------- ----------
                                                      ---------------

(1) The compensation set forth in 2002 was earned during the period from December 31, 2001 to June 30, 2002.

(2) Represents car allowance and travel expense reimbursements pursuant to his employment agreement with the Company.

(3) Represents car allowance pursuant to his employment agreement with the Company.

         No option grants were made to named executive officers during fiscal year ended June 30, 2002. No named executive held unexercised options as at June 30, 2002.

EMPLOYMENT ARRANGEMENTS

     Timothy Harrington and Christopher P. Westad's employment agreements with the Company expired on June 26, 2002, although the company continues to employ Messrs. Harrington and Westad on the same terms of their employment contracts. Timothy Harrington is retained as Chief Executive Officer of the Company at an annual salary of $225,000. Christopher Westad is retained as President of the Company at an annual salary of $100,000. Each of the Messrs. Harrington and Westad are entitled to bonuses if the Company meets certain financial targets based on sales, profitability and good management goals as predetermined by the Board of Directors or compensation committee and other subjective criteria as determined by the Board of Directors or compensation committee. Such bonuses, plus all other bonuses payable to the executive management of the Company, shall not exceed in the aggregate, a "bonus pool" which shall equal up to 10% of the Company's earnings before taxes, depreciation and amortization ("EBITDA") for 2002, provided the Company achieves at least $5,000,000 of EBITDA in such year. Messrs. Harrington and Westad are also entitled to reimbursement of reasonable business expenses. Timothy Harrington also receive additional compensation including Company automobile, insurance and retirement savings matched contributions by the Company and such other perquisites as are customary. The employment agreements for each of Messrs. Harrington and Westad contain a covenant not to compete whereby Messrs. Harrington and Westad agree, for the term of the employment agreements and until one year following the termination of the agreements, not to (i) persuade any customer of the Company to cease or reduce the amount of business it does with the Company; (ii) solicit the Company's customers for their own benefit; or (iii) persuade any of the Company's employees to leave the employ of the Company.

     In the event that there is a change in control of the Company, through an acquisition where any person acquires more than 50% of the shares of the Company, a consolidation or merger with another corporation resulting in at least 50% of the voting shares of the surviving corporation being controlled by a new acquirer or the sale directly or otherwise of all of the assets of the Company to a third party in a non-distress situation, then the Company shall pay to each of Timothy Harrington and Christopher P. Westad a lump sum payment equal to one year's salary.

Employee Bonus Pool

     The Company has adopted an Employee Bonus Pool, pursuant to which Management may, at its own discretion, award employees for exemplary performance. The Company has allocated $50,000 for the year 2002, but has not yet allocated any funds for year 2003, for such purposes. Management may not, however, award employees bonuses from the Employee Bonus Pool (i) if such bonuses would result in negative earning before taxes for the year in which such bonuses are to be granted, or (ii) if the Company does not have net profits in such year.

                          TRANSACTIONS WITH MANAGEMENT

     None.

      DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

     Proposals of stockholders intended to be presented at next year's Annual Meeting of Stockholders must be received by Timothy Harrington, Secretary, Able Energy, Inc., 198 Green Pond Road, Rockaway, New Jersey 07866, no later than June 1, 2003.

                              OTHER PROPOSED ACTION

     The Board of Directors is not aware of any other business, which will come before the Meeting, but if any such matters are properly presented, the proxies solicited hereby will be voted in accordance with the best judgment of the persons holding the proxies. All shares represented by duly executed proxies will be voted at the Meeting.

              AVAILABILITY OF CERTAIN DOCUMENTS REFERRED TO HEREIN

     THIS PROXY STATEMENT REFERS TO CERTAIN DOCUMENTS OF THE COMPANY THAT ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. SUCH DOCUMENTS ARE AVAILABLE TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM THIS PROXY STATEMENT IS DELIVERED, UPON ORAL OR WRITTEN REQUEST, WITHOUT CHARGE, DIRECTED TO TIMOTHY HARRINGTON, ABLE ENERGY, INC., 198 GREEN POND ROAD, ROCKAWAY, NEW JERSEY 07866, TELEPHONE NUMBER (973) 625-1012. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, SUCH REQUESTS SHOULD BE MADE BY MAY 20, 2003.

                                  OTHER MATTERS

     The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

     It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

                                          By Order of the Board of Directors,

                                          /s/ TIMOTHY HARRINGTON

                                          Timothy Harrington
                                          Secretary


Rockaway, New Jersey
May 12, 2003

PROXY                                                                      PROXY

                                ABLE ENERGY, INC.

               PROXY FOR ANNUAL MEETING TO BE HELD ON MAY 30, 2003 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Timothy G. Harrington and Christopher P. Westad, or either of them, as proxies, each with the power to appoint his substitute, to represent and to vote all the shares of common stock of Able Energy, Inc. (the "Company"), which the undersigned would be entitled to vote, at the Company's Annual Meeting of Stockholders to be held on May 30, 2003 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

     In their discretion, the Proxies are authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT--This Proxy must be signed and dated on the reverse side.

--------------------------------------------------------------------------------

                               THIS IS YOUR PROXY
                             YOUR VOTE IS IMPORTANT!


Dear Stockholder:

     We cordially invite you to attend the Annual Meeting of Stockholders of Able Energy, Inc. to be held at The Sagamore, 110 Sagamore Road, Bolton Landing, New York 12814 on Friday, May 30, 2003 at 1:30 p.m. (local time).

     Please read the proxy statement, which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 and 2


1.  ELECTION OF DIRECTORS --                   FOR    WITHHOLD
    Nominees:
    ---------
         Timothy Harrington                    [_]      [_]
         Christopher P. Westad                 [_]      [_]
         James Purcaro                         [_]      [_]
         Gregory Sichenzia                     [_]      [_]
         Patrick O'Neill                       [_]      [_]
         Edward C. Miller, Jr.                 [_]      [_]
         Dickon Pownall-Gray                   [_]      [_]

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    (Except nominee(s) written above)

                                               FOR    AGAINST   ABSTAIN
2.  Proposal to ratify Simontacci & Company    [_]      [_]      [_]
    LLP as independent auditors.

If you plan to attend the Annual Meeting please mark this box    [_]

Dated:              , 2003
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Signature
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Name (printed)
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Title
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Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

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